SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[  ] Preliminary proxy statement.

[  ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)
     (2)).

[  ] Definitive proxy statement.

[ X ] Definitive additional materials.

[  ] Soliciting material under Rule 14a-12.

                          FIRST AVIATION SERVICES INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.
                   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I
                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.
                       WYNNEFIELD CAPITAL MANAGEMENT, LLC
                            WYNNEFIELD CAPITAL, INC.
                                   NELSON OBUS
                                JOSHUA H. LANDES
                  WYNNEFIELD CAPITAL, INC. PROFIT SHARING PLAN
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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      pursuant  to  Exchange  Act Rule 0-11 (set  forth the  amount on which the filing fee is calculated and state how it was determined):

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      (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount Previously Paid:

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      (3)  Filing Party:

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

The following advertisement will be added to the web site www.rescuefavs.com and will appear in the Memphis Commercial Appeal, Aviation Week, and possibly other local or national publications:

      [Stock photo from Getty Images of man sleeping on park bench omitted]

                   WHEN WILL THE FIRST AVIATION BOARD WAKE UP?

For years, First Aviation Services Inc. (FAvS) has FAILED TO CREATE VALUE FOR ALL ITS SHAREHOLDERS. FAvS reported AVERAGE ANNUAL LOSSES FROM CONTINUING OPERATIONS of ($0.12) per share over the past four fiscal years, and FAvS stock has TRADED BELOW BOOK VALUE for more than three years.

51% of FAvS stock is held by First Equity Group Inc. (owned entirely by FAvS' CEO and Chairman).

Last fall, the Wynnefield Group, a 29.7% holder of FAvS stock, asked outside directors Robert Kirk, Stanley Hill, and Joseph Lhota to COMMIT TO SPECIFIC TIMING AND INVESTMENT RETURN TARGETS IN DEVELOPING AND EXECUTING A PROFITABLE BUSINESS PLAN OR TO EXPLORE A TRANSACTION THAT WOULD RELEASE VALUE TO ALL SHAREHOLDERS.

Because they declined our request, and "SNOOZED THROUGH" this opportunity to demonstrate a timely commitment to creating value for ALL shareholders, Wynnefield is nominating Nelson Obus for election to the FAvS board. Mr. Obus could bring NEW IDEAS TO A COMPANY THAT NEEDS THEM.

WYNNEFIELD IS PURSUING ONE BOARD SEAT AS A MATTER OF PRINCIPLE ON BEHALF OF ALL MINORITY SHAREHOLDERS.

     FOR MORE INFORMATION, CALL OUR PROXY SOLICITORS, LAWRENCE E. DENNEDY OR
        DANIEL M. SULLIVAN OF MacKENZIE PARTNERS, INC., AT (800) 322-2885

                   SUPPORT OUR CAMPAIGN TO MOVE FAvS FORWARD

  WE CALL ON THE BOARD AND FIRST EQUITY TO WAKE UP AND SUPPORT ELECTION OF MR.
                                     OBUS.

  VISIT OUR WEB SITE WWW.RESCUEFAVS.COM TO READ OUR DEFINITIVE PROXY MATERIALS
                      FILED WITH THE SEC ON MAY 18, 2004.